Exhibit 10.1(b)


          Schedule of Secured Convertible Note (refinancing) Issued by
                NCT Group, Inc. to Carole Salkind on July 8, 2005


                                                                   Conversion
      Issue Date           Due Date             Principal             Price
      ----------           --------             ---------             -----
       07/08/05            01/08/06           $ 27,129,266.96       $ 0.012